SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010

Nu Horizons Electronics Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-8798	11-2621097
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

(631) 396-5000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 17, 2010, Nu Horizons Electronics Corp. (the “Company”) issued a press release announcing that ISS Proxy Advisory Services ("ISS"), a division of the RiskMetrics Group and a leading independent proxy advisory firm, has recommended that the Company's stockholders vote “FOR” the proposal to adopt the merger agreement, dated as of September 19, 2010 by and among the Company, Arrow Electronics, Inc. ("Arrow"), and Neptune Acquisition Corporation, Inc., a Delaware corporation and a wholly-owned subsidiary of Arrow (the "Merger Agreement") and the transactions contemplated thereby (the "Merger").  Additionally, ISS has recommended that the Company's stockholders vote “FOR” the proposal to adjourn the special meeting of the Company's stockholders, if necessary, to permit the solicitation of additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Merger between the Company and Arrow pursuant to the Merger Agreement, the Company has filed with the Securities and Exchange Commission (“SEC”), a definitive proxy statement for the stockholders of the Company and certain supplemental disclosures, and each of the Company and Arrow may file other documents with the SEC regarding the proposed merger transaction.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, SUPPLEMENTAL DISCLOSURES AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE SUCH DOCUMENTS DO OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and stockholders are able to obtain, without charge, a copy of the proxy statement, the supplemental disclosures and other relevant documents containing important information about the Company and Arrow at the SEC’s website (http://www.sec.gov), and will be able to obtain any other relevant documents once such documents are filed with the SEC.  The Company’s stockholders are also be able to obtain, without charge, a copy of the definitive proxy statement and supplemental disclosures and will be able to obtain other relevant documents when they become available by directing a request by mail or telephone to the Company at 70 Maxess Road, Melville, New York 11747, Attention: Corporate Secretary, (631) 396-5000. Information about the Company’s directors and executive officers and other persons who may be participants in the solicitation of proxies from the Company’s stockholders is set forth in the Company’s definitive proxy statement on Schedule 14A, as filed with the SEC on October 29, 2010, as amended by the supplemental disclosures filed with the SEC on November 15, 2010.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release dated November 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nu Horizons Electronics Corp.
(Registrant)

Date: November 17, 2010	By:	/s/ Kurt Freudenberg
	Name:	Kurt Freudenberg
	Title:	Chief Financial Officer